                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 1, 1999

                             WHITTAKER CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of  Incorporation)

                   0-20609                                        95-4033076
           (Commission File Number)                   (I.R.S. Employer Identification No.)

                1955 N. Surveyor Avenue, Simi Valley, CA  93063
                    (Address of Principal Executive Offices)

                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)
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Item 5.  Other Events.

         The Registrant announced its earnings for the first quarter of 1999. A copy of the press release dated March 1, 1999 is attached hereto as
         Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.                             Description
-----------                             -----------
 99.1                                   Press Release, dated March 1, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WHITTAKER CORPORATION




                                     By:   /s/ Lynne M. O. Brickner
                                           -------------------------------------
                                           Lynne M. O. Brickner
                                              Vice President, Secretary and
                                              General Counsel

Dated:  March 1, 1999

                                       2
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                Description
-----------                -----------
 99.1                      Press Release, dated March 1, 1999